Exhibit 99.1

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                            TOYOTA FINANCIAL SERVICES

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                     Presentation to Fixed Income Investors

                                   April 2009
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Toyota Executives

     Steve Howard
       Global Head of Capital Markets, TFS Treasury

     Vince Bray
       National Manager, TFS Corporate Planning

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Disclaimer

o    This presentation includes certain "forward-looking statements" within the meaning of The U.S. Private Securities Litigation Reform Act of 1995.

o    These statements are based on current expectations and currently available information.

o    Actual results may differ materially from these expectations due to certain risks, uncertainties and other important factors, including the risk factors set forth in the most recent annual and periodic reports of Toyota
     Motor Corporation and Toyota Motor Credit Corporation

o    We do not undertake to update the forward-looking statements to reflect actual results or changes in the factors affecting the forward-looking statements.

o    This presentation does not constitute an offer to sell or a solicitation of an offer to purchase any securities. Any offer or sale of securities will be made only by means of a prospectus and related documentation.

o    This presentation is for distribution only to persons who, if in members states of the European Economic Area, are "qualified investors" within the meaning of Article 2(1)(e) of the Prospectus Directive (Directive
     2003/71/EC) and who (whether in members states of the European Economic
     Area or not) (i) are outside the United Kingdom, or (ii) have professional experience in matters relating to investments, or (iii) are persons falling within Article 49(2)(a) to (d) ("high net worth companies, unincorporated associations etc") of The Financial Services and Markets Act 2000
     (Financial Promotion) Order 2005 (all such persons together being referred to as "relevant persons"). This presentation is directed only at relevant persons and must not be acted on or relied on by persons who are not relevant persons. Any investment or investment activity to which this presentation relates is available only to relevant persons and will be engaged in only with relevant persons.

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Agenda

o          Toyota Financial Services (TFS) Group

o          Toyota Motor Credit Corporation (TMCC)

o          TFS Funding Programs

o          Toyota Motor Sales, U.S.A., Inc. (TMS)

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Toyota's Global Businesses

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                        Toyota Financial Services Group

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TFS Group Global Presence

   o    33 Countries and Regions Worldwide

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TFS Group Financials

     FY08 Revenue                               Assets*
  JP(Y)1,555 billion                      JP(Y)13,593 billion

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*  As of March 31, 2008

Note: Segments may not sum to total due to elimination and adjustment for consolidation 8
Source: TFSC Internal Reports (unaudited)

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Toyota Motor Credit Corporation (TMCC)

                            Organizational Structure
                            ------------------------

                         Toyota Motor Corporation (TMC)

                  Toyota Financial Services Corporation (TFSC)

                     Toyota Motor Credit Corporation (TMCC)

o    3.9 million active finance contracts*

o    AA+ (negative outlook)/Aa1 (negative outlook) rated captive finance company

o    Credit support agreement structure with TFSC/TMC

*As of December 31, 2008
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TMCC Products and Services

Consumer Finance	Dealer Finance	Commercial Finance	Insurance
• Retail • Lease	• Wholesale • Real Estate • Working Capital • Revolving Credit Lines	• Forklift • Hino Medium Duty • Class 8 Heavy Duty • Retail • Lease	• Service Agmts • Ext. Warranty • Guaranteed Auto Protection • Roadside Assistance

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TMCC Financial Performance - Select Data

(USD millions)

	Fiscal Year ended March 31				Nine months ended Dec. 31 2008
	2005	2006	2007	2008	
Total Financing Revenues	4,086	5,181	6,710	8,192	6,648
add: Other Income	390	404	586	686	496
less: Interest expense and depreciation	2,249	3,588	5,335	7,450	5,617
Net Financing Revenues	2,227	1,997	1,961	1,428	1,527
Net Income (Loss)	762	544	434	(223)	(375)

Source: *TMCC March 31, 2008 10-K/A and December 31, 2008 10-Q*

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TMCC Financial Performance - Select Data

(USD millions)

	Fiscal Year ended March 31				Nine months ended
	2005	2006	2007	2008	Dec. 31 2008
Over 60 Days Delinquent (1)	0.28%	0.43%	0.46%	0.59%	0.93%
Allowance for Credit Losses (1)	1.06%	0.96%	0.85%	0.97%	1.76% (2)
Net Credit Losses (3)	0.56%	0.64%	0.58%	0.91%	1.28%

(1) Percentage of gross earning assets

(2) The quotient of allowance for credit losses divided by the sum of gross finance receivables (net finance receivables less allowance for credit losses) plus gross investments in operating leases (net investments in operating leases less allowance for credit losses): [$1,389mm/(($58,501mm-(-1,173mm))+($19,051mm-(-216mm)))]

(3) Percentage of average gross earning assets annualized

Source: TMCC March 31, 2008 10-K/A and December 31, 2008 10-Q

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TMCC Earning Asset Composition

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Note: Segments may not sum to total due to rounding

Source:TMCC March 31, 2006 10-K, March 31, 2008 10-K/A and December 31, 2008
10-Q

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TMCC Asset Strategy

                                    Strategic Focus

   Decision           Pricing               Risk             Toyota
   Analytics                              Exposure          Customers

-------------------------------------------------------------------------------
  Improved            Appropriate          Reduced           Higher
  Decision-            Returns              Risk             Asset
   Making                                                    Quality
-------------------------------------------------------------------------------

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 TMCC - Exceptional Liquidity

o    A-1+/P-1 Direct Commercial Paper Program

     -    Backed by USD 13 billion multi-party back-stop credit facilities (USD
          5 billion 1-year; USD 8 billion 5-year)

     -    Access to USD 3 trillion money market - Registered for CPFF

o    USD 1.5 billion Short-term Investment Portfolio*

o    USD 47.4 billion in salable retail loan receivables, available for:

     -    Public term ABS via SEC-registered shelf

     -    Whole-loan sales

o    Credit Support Agreements with Toyota Financial Services Corp. and Toyota
     Motor Corporation

* Average balance for three months ended December 31, 2008

Source: TMCC December 31, 2008 10-Q

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Global Term Funding Programs

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TFS Funding Program Objectives

o    TFS Group is committed to:

     -    Maintaining funding diversity and exceptional liquidity

     -    Issuing into strong demand with attractive deals

     -    Identifying and developing new markets and investor relationships

     -    Responding quickly to opportunities with best-in-class execution

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TFS Group Term Funding

FY09 Highlights:

     o    Roughly USD 30 billion* funded

     o    Over 270 separate transactions

     o    Across 14 currencies

     o    Accessed local and global markets

     o    Greater internal coordination and communication across all markets

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* equivalent
As of March 31, 2009                                                                                                                                                                      18
Source: TFSC Internal Reports (unaudited)

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TMCC - Diversity in Debt Offerings

FY09 Funding*

                               By funding vehicle

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                                  By currency

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* By notional amount, USD equivalent As of March 31, 2009

Source: Bloomberg and TMCC Company Reports (unaudited)

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New Initiatives

o    Coordinated Global Capital Markets Execution

     -    Leverage over 25 years of global capital markets expertise

     -    24-hour execution capabilities to better serve dealers and investors worldwide

     -    Key TFS contacts in UK, US and Asia/Oceania

     -    Significant step toward achieving a single face to the markets

     -    Continued commitment to speed, flexibility and transparency in debt and derivatives execution

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Toyota Motor Sales, U.S.A., Inc..

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TMS Historically Stronger After Major Economic EventsEvents

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Sources:  1970 - 1979 from Wards, 1980 - 2008 from PAI CSQ

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Impressive Sales Record

     Lexus:      Top-selling luxury nameplate for 9th consecutive year

     Toyota:     #1 selling brand 2nd year in a row

     Camry:      #1 selling car 11th time in 12 years

     Corolla:    #1 selling compact car

     Prius:      Captured 52% of hybrid market

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Sources: Autodata, U.S.Market New Vehicle Sales & Stock Report, December 31,
2008

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Outstanding Accolades

o    JD Power 2009 Vehicle Dependability Survey:

     -    Toyota/Lexus top in 10 of 19 segments

o    JD Power 2009 Customer Service Index:

     -    Lexus ranked highest in customer satisfaction

o    Consumer Reports 2009 Top Auto Picks:

     -    Toyota/Lexus top in 5 of 10 categories

     -    Lexus LS 460 named "Best Overall Vehicle"

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Newest Products

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Next Generation Prius

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  o  Enhanced Performance

  o  Improved Fuel Economy

  o  Roomier Interior

  o  Innovative Technologies

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Brand:  A Key Differentiator

     o    Highly Recognizable

     o    Well Regarded

          -    Quality

          -    Durability

          -    Reliability

     o    #6 of "Best Global Brands"

          -    Interbrand 2008 Study

     o    3rd Most Admired Company in the World

          -    Fortune Magazine 2009 List

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                           TOYOTA FINANCIAL SERVICES

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